UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 11, 2005

Power-One Inc

(Exact name of registrant as specified in its charter)

Delaware	000-29454	770420182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Calle Plano, Camarillo, California		93012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 805-987-8741

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

By notice given May 10, 2005, Eddie K. Schnopp advised the Corporation of his election to resign as Senior Vice President, Finance, Treasurer and Chief Financial Officer and his plan to retire from active employment with the Company.  His resignation from the noted officer positions has been made effective as of May 10, 2005.   Mr. Schnopp’s formal retirement from employment with the Company is to be effective as of the end of the Company’s current fiscal quarter.  Mr. Schnopp has elected to pursue other interests after a long career with the Company.

The Board of Directors has appointed Paul Ross, current Vice President, Finance, as Treasurer and acting Chief Financial Officer.   The Board of Directors has appointed Veronica Tarrant, current Vice President, Finance, CAPS Division, as acting Chief Accounting Officer.  Both Mr. Ross’ and Ms. Tarrant’s appointments are effective as of May 10, 2005.

Mr. Ross, 31, has been employed with the Company since April, 2001.  He has served the Company as Assistant Treasurer and Assistant Secretary since May, 2004.  He has served as Vice President, Finance since January, 2005.   Prior to joining the Company, Mr. Ross was employed with British Petroleum, Los Angeles.  Mr. Ross is a CPA and holds a B.A. degree from the University of California, Los Angeles, and an M.B.A. degree from the University of Southern California.

Ms. Tarrant, 43, has been employed with the Company since June, 2000.  She has served the Company as Vice President, Finance, CAPS Division, since January, 2003.  She was previously employed by the Company as Controller, CAPS Division, since June, 2000.  Prior to joining the Company, Ms. Tarrant was employed by Schlumberger, Los Angeles.   Ms. Tarrant holds a B.A., Accounting, from Pomona College, and an M.B.A. from Pepperdine University.

Both Mr. Ross and Ms. Tarrant are “at will” employees. There is no employment agreement in effect for either individual.  There have been no arrangements or understandings between Mr. Ross or Ms. Tarrant and any other person regarding his or her selection and appointment to their noted office.  There are no family relationships between Mr. Ross or Ms. Tarrant and any other director or officer of the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits.

Attached as Exhibit 99.1 to this Report on Form 8-K is the Company’s press release dated May 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power-One Inc

May 12, 2005	By:	/s/ Steven J. Goldman

Steven J. Goldman
Chairman of the Board and Chief Executive Officer